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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) October 18, 2001

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of October 1, 2001, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2001-RS3)


                   Residential Asset Mortgage Products. Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                333-60164                41-1955181
--------                                ---------                ----------
(State or Other Jurisdiction of     (Commission File          (I.R.S. Employer
Incorporation)                           Number)            Identification No.)

8400 Normandale Lake Blvd.                               55437
                                                         -----
Suite 250                                              (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


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Item 5. Other Events.

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Current Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2001 and for the periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001), and information on events subsequent to the Quarterly Report on Form 10-Q contained in press releases issued on September 13, 2001 and September 18, 2001, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Commission on September 17, 2001 and September 19, 2001, respectively), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:



              Item 601 (a) of
              Regulation S-K
Exhibit No.   Exhibit No.        Description

1             23          Consent of KPMG LLP, independent auditors of Ambac
                          Assurance Corporation and subsidiaries with respect to the Residential Asset Mortgage Products, Inc. Mortgage
                          Asset-Backed Pass-Through Certificates, Series
                          2001-RS3


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By:    /s/Julie Steinhagen
                                            Name:  Julie Steinhagen
                                            Title: Vice President


Dated: October 18, 2001


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                                  EXHIBIT INDEX


            Item 601(a) of                             Sequentially
Exhibit     Regulation S-K                             Numbered
Number      Exhibit No.         Description             Page
------      -----------         -----------             ----
1           23                  Accountant's
                                Consent



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                                    EXHIBIT 1

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-60164) of Residential Asset Mortgage Products, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated October 18, 2001, of our report dated January 22, 2001 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2001 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



New York, New York
October 18, 2001


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